Prospectus supplement dated June 6, 2016
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following changes are made to the prospectus:
1) Effective May 1, 2016, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Wells Fargo Advantage Funds® – Growth Fund – Class A	Wells Fargo Growth Fund – Class A
2) Currently, the Wells Fargo Growth Fund – Class A is not available to new contract owners. Effective June 27, 2016, the Wells Fargo Growth Fund – Class A will reopen and will be available to new contract owners.
PRO-4668-28